QuickLinks -- Click here to rapidly navigate through this document

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

AMENDMENT 2

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2002

THE MILLS CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-12994 (Commission File Number)	52-1802283 (I.R.S. Employer Identification No.)

1300 Wilson Boulevard
Suite 400
Arlington, Virginia 22209
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (703) 526-5000

(Former name or former address, if changed since last report)

Not Applicable

Item 7. Financial Statements, ProForma Financial Information and Exhibits

  (a)
  Pro Forma financial information: See exhibit 99.10

  (b)
  Exhibit:

Exhibit Name
99.10	Unaudited Pro Forma Consolidated Statement of Income.

2

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 24, 2002	THE MILLS CORPORATION
	By:	/s/ NICHOLAS McDONOUGH Nicholas McDonough Executive Vice President, Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Document
99.10	Unaudited Pro Forma Consolidated Statement of Income.

QuickLinks

  Item 7. Financial Statements, ProForma Financial Information and Exhibits
SIGNATURE
EXHIBIT INDEX